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SCHEDULE 14A INFORMATION
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Your **Vote** Counts!

BANC OF CALIFORNIA, INC.

2022 Annual Meeting
Vote by May 11, 2022
8:59 PM PDT

BANC OF CALIFORNIA

BANC OF CALIFORNIA
3 MACARTHUR PLACE
SANTA ANA, CA 92707

D72899-P69058

You invested in BANC OF CALIFORNIA, INC. and it's time to vote!

This is an important notice regarding the availability of proxy material(s) for the stockholder meeting to be held on May 12, 2022. You have the right to vote on proposals being presented at the 2022 Annual Meeting of Stockholders of Banc of California, Inc. (the Company).

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting them prior to April 28, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

May 12, 2022
8:00 AM PDT

3 MacArthur Place
Santa Ana, CA 92707

*If you plan to attend the Annual Meeting of Stockholders, please note that admission will be on a first come, first served basis. You may obtain directions to Banc of California, 3 MacArthur Place, Santa Ana, CA 92707, by calling Banc of California directly at (855) 361-2262. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is not a form for voting and presents only an overview of the more complete proxy materials, which contain important information and are available to you on the Internet or, if requested, by mail. You are encouraged to access and review the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Directors, each for a term of one year. **Nominees:**	
1a. James A. "Conan" Barker	For
1b. Mary A. Curran	For
1c. Shannon F. Eusey	For
1d. Bonnie G. Hill	For
1e. Denis P. Kalscheur	For
1f. Richard J. Lashley	For
1g. Vania E. Schlogel	For
1h. Jonah F. Schnel	For
1i. Robert D. Sznewajs	For
1j. Andrew Thau	For
1k. Jared M. Wolff	For
2. Ratification of the selection of Ernst & Young LLP as the Company's independent registered accounting firm for the year ending December 31, 2022.	For
3. Approval, on an advisory and non-binding basis, of the compensation paid to the Company's named executive officers, as disclosed in the Company's proxy statement for the Annual Meeting.	For
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.	

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